SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 11, 2006

(Date of earliest event report)
WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
Federal Way, Washington 98063-9777

(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code:
(253) 924-2345
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C., 20549
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
     Effective as of September 11, 2006, Kim Williams was elected to the Company’s Board of Directors for a term beginning October 1, 2006. Williams replaces Robert J. Herbold who retired from the board earlier this year. The board has not yet determined committee assignments for the new director.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY
By	/s/ Jeanne Hillman
Its:	Vice President and
Chief Accounting Officer

Date: September 11, 2006